UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant ◻
Filed by a party other than the registrant ◻

Check the appropriate box:

◻	Preliminary proxy statement

◻	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive proxy statement.

◻	Definitive additional materials.

◻	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

	◻	No fee required.

	◻	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
◻	Fee paid previously with materials.

◻	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Longboard Managed Futures Strategy Fund

(Ticker: WAVEX, WAVIX)

Longboard Alternative Growth Fund

(Ticker: LONAX, LONGX)

each a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

May 23, 2018

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the Longboard Managed Futures Strategy Fund and Longboard Alternative Growth Fund (the “Funds”), each a series of Northern Lights Fund Trust II (the “Trust”).

The Meeting is scheduled to be held at 10:00 a.m., Eastern Time on July 25, 2018, at the offices of Gemini Fund Services, LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

As described in the attached Notice and Proxy Statement, Longboard Asset Management, LP (the “Adviser”) serves as the investment adviser to each Fund and is responsible for the day-to-day management of the Funds’ assets. The founders and principal owners of the Adviser are Cole Wilcox and Eric Crittenden. At a meeting held on April 24-25, 2018, the Adviser advised the Board of Trustees (the “Board”) of the Trust that Eric Crittenden, one of two members of Longboard Asset Management GP, LLC (“LAM GP”), the general partner of the Adviser, desires to transfer his ownership interest in LAM GP to Cole Wilcox, the other LAM GP member (the “Transaction”).

The Adviser is a limited partnership that currently consists of three classes of limited partnership interests: Class A Limited Partnership Interests, Class C Limited Partnership Interests and Class D Limited Partnership Interests. The Limited Partnership Agreement of Longboard Asset Management LP, effective as of November 7, 2016, does not provide for any voting rights of any class of limited partnership interest. Further, none of the limited partnership interests have the right or ability to vote on, replace or otherwise remove LAM GP as the general partner. The Limited Partnership Agreement, however, does provide that the business and affairs of the Adviser are to be managed exclusively by LAM GP. The current ownership structure of the Adviser is as follows: Cole Wilcox owns 99% of the outstanding Class A Limited Partnership Interests and LAM GP owns 1% of the Class A Limited Partnership Interests; one limited partner owns all the outstanding Class C Limited Partnership Interests; and two limited partners own all the outstanding Class D Limited Partnership Interests. LAM GP is owned 50% by Cole Wilcox and 50% by Eric Crittenden. Thus, each of Cole Wilcox and Eric Crittenden have been, and currently are, “control” persons of the Adviser through their control of the Adviser’s general partner. The Transaction, which would occur after shareholder approval of the new investment advisory agreement, would result in Cole Wilcox owning 100% of LAM GP and, as a result, having sole control of the Adviser. After the Transaction, Mr. Wilcox expects to distribute in 2018 some of the equity interest in the Adviser to the Adviser’s employees to help align the management team’s incentives with the Adviser’s long term strategic vision. Mr. Crittenden will remain a portfolio manager for both Funds after the Transaction through September 2018. Beginning October 2018, Mr. Crittenden will no longer serve as a portfolio manager of the Funds but will continue to consult the Adviser on strategic and technical issues as Co-Founder Emeritus. There will be no changes to the Funds’ investment strategies or the investment processes used by the Adviser as a result of the Transaction. In consideration for the Transaction, Mr. Crittenden received cash compensation in exchange for his interests in the Adviser. As further discussed in the Proxy Statement, the Adviser has agreed that, for a minimum of two years subsequent to the consummation of the Transaction, it will use commercially reasonable efforts to ensure that there is not imposed an “unfair burden,” as defined in Section 15(f) of the 1940 Act, on the Funds. Furthermore, during the three-year period after the closing of the Transaction, the Adviser will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of the Adviser.

The Transaction will result in an “assignment” of the existing advisory agreement, dated May 3, 2012, and most recently renewed by the Board at a meeting held on January 23-24, 2018, between the Trust, on behalf of the Funds, and the Adviser (the “Existing Advisory Agreement”). Under the terms of the Existing Advisory Agreement, as required by the Investment Company Act of 1940, as amended, an “assignment” results in its automatic termination. In anticipation of the Transaction and these related events, the Board approved a new advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “New Advisory Agreement”) at the April 24-25, 2018 meeting. The Adviser expects the Transaction to close the day after the date shareholders approve the New Advisory Agreement. The Adviser will continue to operate under the Existing Advisory Agreement until shareholders approve the New Advisory Agreement. Approval of the New Advisory Agreement will not raise the advisory fees paid by the Funds or the Funds’ shareholders. The New Advisory Agreement is identical to the Existing Advisory Agreement, except for date of execution, effectiveness and term.

The effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement anticipated to be July 25, 2018.

We think that this proposal is in the best interest of the shareholders of the Funds. The Trust’s Board of Trustees has unanimously recommended that shareholders of the Funds vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-855-294-7540. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ Kevin E. Wolf

Kevin E. Wolf

President

Northern Lights Fund Trust II

Longboard Managed Futures Strategy Fund

(Ticker: WAVEX, WAVIX)

Longboard Alternative Growth Fund

(Ticker: LONAX, LONGX)

each a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 25, 2018

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Longboard Managed Futures Strategy Fund and Longboard Alternative Growth Fund (the “Funds”), each a series of the Trust, to be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on July 25, 2018 at 10:00 a.m., Eastern Time, for the purpose of considering and approving the following proposals:

  To approve a new investment advisory agreement by and between the Trust and Longboard Asset Management, LP (the “New Advisory Agreement”), the investment adviser to the Funds. No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 10, 2018 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 25, 2018.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/longboard.pdf.

By Order of the Board of Trustees

/s/ Richard Malinowski

Richard Malinowski

Secretary

Northern Lights Fund Trust II

May 23, 2018

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

As described in the attached Notice and Proxy Statement, Longboard Asset Management, LP (the “Adviser”) serves as the investment adviser to each Fund and is responsible for the day-to-day management of the Funds’ assets. The founders and principal owners of the Adviser are Cole Wilcox and Eric Crittenden. At a meeting held on April 24-25, 2018, the Adviser advised the Board of Trustees (the “Board”) of the Trust that Eric Crittenden, one of two members of Longboard Asset Management GP, LLC (“LAM GP”), the general partner of the Adviser, desires to transfer his ownership interest in LAM GP to Cole Wilcox, the other LAM GP member (the “Transaction”).

The Adviser is a limited partnership that currently consists of three classes of limited partnership interests: Class A Limited Partnership Interests, Class C Limited Partnership Interests and Class D Limited Partnership Interests. The Limited Partnership Agreement of Longboard Asset Management LP, effective as of November 7, 2016, does not provide for any voting rights of any class of limited partnership interest. Further, none of the limited partnership interests have the right or ability to vote on, replace or otherwise remove LAM GP as the general partner. The Limited Partnership Agreement, however, does provide that the business and affairs of the Adviser are to be managed exclusively by LAM GP. The current ownership structure of the Adviser is as follows: Cole Wilcox owns 99% of the outstanding Class A Limited Partnership Interests and LAM GP owns 1% of the Class A Limited Partnership Interests; one limited partner owns all the outstanding Class C Limited Partnership Interests; and two limited partners own all the outstanding Class D Limited Partnership Interests. LAM GP is owned 50% by Cole Wilcox and 50% by Eric Crittenden. Thus, each of Cole Wilcox and Eric Crittenden have been, and currently are, “control” persons of the Adviser through their control of the Adviser’s general partner. The Transaction, which would occur after shareholder approval of the new investment advisory agreement, would result in Cole Wilcox owning 100% of LAM GP and, as a result, having sole control of the Adviser. After the Transaction, Mr. Wilcox expects to distribute in 2018 some of the equity interest in the Adviser to the Adviser’s employees to help align the management team’s incentives with the Adviser’s long term strategic vision. Mr. Crittenden will remain a portfolio manager for both Funds after the Transaction through September 2018. Beginning October 2018, Mr. Crittenden will no longer serve as a portfolio manager of the Funds but will continue to consult the Adviser on strategic and technical issues as Co-Founder Emeritus. There will be no changes to the Funds’ investment strategies or the investment processes used by the Adviser as a result of the Transaction. In consideration for the Transaction, Mr. Crittenden received cash compensation in exchange for his interests in the Adviser. As further discussed in the Proxy Statement, the Adviser has agreed that, for a minimum of two years subsequent to the consummation of the Transaction, it will use commercially reasonable efforts to ensure that there is not imposed an “unfair burden,” as defined in Section 15(f) of the 1940 Act, on the Funds. Furthermore, during the three-year period after the closing of the Transaction, the Adviser will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of the Adviser.

The Transaction will result in an “assignment” of the existing advisory agreement, dated May 3, 2012 and most recently renewed by the Board at a meeting held on January 23-24, 2018, between the Trust, on behalf of the Funds, and the Adviser (the “Existing Advisory Agreement”). Under the terms of the Existing Advisory Agreement, as required by the Investment Company Act of 1940, as amended, an “assignment” results in its automatic termination. In anticipation of the Transaction and these related events, the Board approved a new advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “New Advisory Agreement”) at the April 24-25, 2018 meeting. The Adviser expects the Transaction to close the day after the date shareholders approve the New Advisory Agreement. The Adviser will continue to operate under the Existing Advisory Agreement until shareholders approve the New Advisory Agreement. Approval of the New Advisory Agreement will not raise the advisory fees paid by the Funds or the Funds’ shareholders. The New Advisory Agreement is identical to the Existing Advisory Agreement, except for date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement anticipated to be July 25, 2018.

Each Fund’s investment objective and investment strategies will not change as a result of the Transaction, and the investment advisory personnel of the Adviser, other than Mr. Crittenden, who provide services to the Funds are expected to continue to do so under the New Advisory Agreement.

The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Funds. No changes are being proposed to these existing service providers at this time.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1. To approve a new investment advisory agreement by and between the Trust and Longboard Asset Management, LP (the “New Advisory Agreement”), the investment adviser to the Funds. No fee increase is proposed.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Funds and have the right to vote on this very important proposal concerning your investment.

Q. How will the Transaction or the approval of the New Advisory Agreement affect me as a Fund shareholder?

A. The Funds and their investment objectives will not change as a result of the completion of the Transaction or the approval of the New Advisory Agreement, and you will still own the same shares in the Funds. The terms of the New Advisory Agreement are identical to the Existing Advisory Agreement except for date of execution, effectiveness and term. The advisory fee rates charged to the Funds will remain the same as under the Existing Advisory Agreement. If approved by the shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. Except as noted below, the portfolio managers who currently manage the Funds are expected to continue to manage the Funds under the New Advisory Agreement. Mr. Crittenden will remain a portfolio manager for both Funds after the Transaction through September 2018. Beginning October 2018, Mr. Crittenden will no longer serve as a portfolio manager of the Funds but will continue to consult the Adviser on strategic and technical issues as Co-Founder Emeritus. There will be no changes to the Funds’ investment strategies or the investment processes used by the Adviser as a result of the Transaction. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Funds. No changes are being proposed to these existing service providers at this time.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. If the New Advisory Agreement is not approved by shareholders, the Transaction will not close at this time. In this event, the Board will consider other alternatives.

Q. Will the Funds’ names change?

A. No. The Funds’ name will not change.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees of the Funds recommend that I vote?

A. The Board unanimously approved the New Advisory Agreement at a meeting held on April 24-25, 2018, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. All costs of this proxy will be paid by the Adviser and not by the Funds or its shareholders.

Q. Who is entitled to vote?

A. If you owned shares of a Fund as of the close of business on May 10, 2018 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on July 25, 2018 at 10:00 a.m., Eastern Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card; or

In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Time on July 25, 2018 for direct shareholders and 11:59 p.m. on July 24, 2018 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Funds in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Funds’ annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Funds, please call the Funds (toll-free) 1-855-294-7540, or write to 17605 Wright Street, Omaha, NE 68130. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call (toll-free) 1-855-294-7540.

Longboard Managed Futures Strategy Fund

(Ticker: WAVEX, WAVIX)

Longboard Alternative Growth Fund

(Ticker: LONAX, LONGX)

each a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 17605 Wright Street, Omaha, NE 68130. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the Longboard Managed Futures Strategy Fund and Longboard Alternative Growth Fund, each a series of the Trust (the “Fund”), at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on July 25, 2018 at 10:00 a.m., Eastern Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Funds to consider and approve the following proposals:

  To approve a new investment advisory agreement by and between the Trust and Longboard Asset Management, LP (the “New Advisory Agreement”), the investment adviser to the Funds. No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about May 29, 2018. Only shareholders of record at the close of business on May 10, 2018 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on July 25, 2018:

This proxy statement is available at www.proxyonline.com/docs/longboard.pdf, or by contacting the Funds at 1-855-294-7540. To obtain directions to attend the Meeting, please call the Funds at 1-855-294-7540. For a free copy of the Funds’ latest annual and/or semi-annual report, call (toll-free) at 1-855-294-7540 or write to:

Longboard Managed Futures Strategy Fund

Longboard Alternative Growth Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

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SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

Longboard Asset Management, LP

Background

The primary purpose of this proposal is to approve Longboard Asset Management, LP (the “Adviser”) to continue to serve as the investment adviser to the Longboard Managed Futures Strategy Fund and Longboard Alternative Growth Fund (the “Funds”), each a series of Northern Lights Fund Trust II (the “Trust”). To do so, the Board of Trustees of the Trust (the “Board”) are requesting that shareholders approve a new advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not raise the fees paid by the Funds or the Funds’ shareholders. The New Advisory Agreement is identical to the Funds’ old investment advisory agreement with the Adviser, except for date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be July 25, 2018 or such other date that the Funds’ shareholders approve the New Advisory Agreement.

The Adviser serves as the investment adviser to each Fund and is responsible for the day-to-day management of the Funds’ assets. The founders and principal owners of the Adviser are Cole Wilcox and Eric Crittenden. At a meeting held on April 24-25, 2018, the Adviser advised the Board that Eric Crittenden, one of two members of Longboard Asset Management GP, LLC (“LAM GP”), the general partner of the Adviser, desires to transfer his ownership interest in LAM GP to Cole Wilcox, the other LAM GP member (the “Transaction”).

The Adviser is a limited partnership that currently consists of three classes of limited partnership interests: Class A Limited Partnership Interests, Class C Limited Partnership Interests and Class D Limited Partnership Interests. The Limited Partnership Agreement of Longboard Asset Management LP, effective as of November 7, 2016, does not provide for any voting rights of any class of limited partnership interest. Further, none of the limited partnership interests have the right or ability to vote on, replace or otherwise remove LAM GP as the general partner. The Limited Partnership Agreement, however, does provide that the business and affairs of the Adviser are to be managed exclusively by LAM GP. The current ownership structure of the Adviser is as follows: Cole Wilcox owns 99% of the outstanding Class A Limited Partnership Interests and LAM GP owns 1% of the Class A Limited Partnership Interests; one limited partner owns all the outstanding Class C Limited Partnership Interests; and two limited partners own all the outstanding Class D Limited Partnership Interests. LAM GP is owned 50% by Cole Wilcox and 50% by Eric Crittenden. Thus, each of Cole Wilcox and Eric Crittenden have been, and currently are, “control” persons of the Adviser through their control of the Adviser’s general partner. The Transaction, which would occur after shareholder approval of the new investment advisory agreement, would result in Cole Wilcox owning 100% of LAM GP and, as a result, having sole control of the Adviser. After the Transaction, Mr. Wilcox expects to distribute in 2018 some of the equity interest in the Adviser to the Adviser’s employees to help align the management team’s incentives with the Adviser’s long term strategic vision. Mr. Crittenden will remain a portfolio manager for both Funds after the Transaction through September 2018. Beginning October 2018, Mr. Crittenden will no longer serve as a portfolio manager of the Funds but will continue to consult the Adviser on strategic and technical issues as Co-Founder Emeritus. There will be no changes to the Funds’ investment strategies or the investment processes used by the Adviser as a result of the Transaction. In consideration for the Transaction, Mr. Crittenden received cash compensation in exchange for his interests in the Adviser. As further discussed below, the Adviser has agreed that, for a minimum of two years subsequent to the consummation of the Transaction, it will use commercially reasonable efforts to ensure that there is not imposed an “unfair burden,” as defined in Section 15(f) of the 1940 Act, on the Funds. Furthermore, during the three-year period after the closing of the Transaction, the Adviser will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of the Adviser.

The Transaction will result in an “assignment” of the existing advisory agreement, dated May 3, 2012 and most recently renewed by the Board at a meeting held on January 23-24, 2018, between the Trust, on behalf of the Funds, and the Adviser (the “Existing Advisory Agreement”). Under the terms of the Existing Advisory Agreement, as

6

required by the Investment Company Act of 1940, as amended, an “assignment” results in its automatic termination. The Existing Advisory Agreement was last approved by the sole shareholder of the Longboard Managed Futures Strategy Fund approved advisory agreement on June 27, 2012 and sole shareholder of the Longboard Alternative Growth Fund approved advisory agreement on December 9, 2015. In anticipation of the Transaction and these related events, and in order to provide for the uninterrupted management of the Funds, the Board, at their meeting on April 24-25, 2018, (i) approved the New Advisory Agreement with the Adviser, subject to shareholder approval, and (ii) voted to recommend that shareholders approve the New Advisory Agreement for the Funds. The Adviser expects the Transaction to close the day after the date shareholders approve the New Advisory Agreement. The Adviser will continue to operate under the Existing Advisory Agreement until shareholders approve the New Advisory Agreement. Approval of the New Advisory Agreement will not raise the fees paid by the Funds or the Funds’ shareholders. The New Advisory Agreement is identical to the Existing Advisory Agreement, except for date of execution, effectiveness, and term. The effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement anticipated to be July 25, 2018.

Because the Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements be approved by a vote of a majority of the outstanding shares of a fund, shareholders are being asked to approve the proposed New Advisory Agreement.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning the Adviser

The Adviser is a Delaware limited partnership located at 2355 East Camelback Road, Suite 750, Phoenix, AZ 85016.

As described above, the current ownership structure of the Adviser is as follows: Cole Wilcox owns 99% of the outstanding Class A Limited Partnership Interests and LAM GP owns 1% of the Class A Limited Partnership Interests; one limited partner owns all the outstanding Class C Limited Partnership Interests; and two limited partners own all the outstanding Class D Limited Partnership Interests. None of Class A, Class C and Class D Limited Partnership Interests having voting rights. LAM GP is owned 50% by Cole Wilcox and 50% by Eric Crittenden. Thus, each of Cole Wilcox and Eric Crittenden have been, and currently are, “control” persons of the Adviser through their control of the Adviser’s general partner.

The Transaction, which would occur after shareholder approval of the New Advisory Agreement, would result in the following ownership structure for the Adviser: Cole Wilcox will own 100% of LAM GP effectively controlling 100% of the voting interests of the Adviser.

The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (“Advisers Act”). As of April 30, 2018, the Adviser had a total of approximately $450 million in assets under management.

The names and titles and principal occupations of the current principal executive officers of the Adviser are set forth below. The address of each such person is 2355 East Camelback Road, Suite 750, Phoenix, AZ 85016.

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Name	Title
Cole Wilcox	Chief Executive Officer and Portfolio Manager
Eric Crittenden	Portfolio Manager
Curtis Christiansen	Chief Compliance Officer

Cole Wilcox

Portfolio Manager and Chief Executive Officer. Mr. Wilcox is the CEO and Portfolio Manager of the Adviser. He leads the executive management team of the Adviser, and has been involved in all phases of the firm’s development since he co-founded it in 2010.

Mr. Wilcox has over 20 years of experience in alternative investing using both systematic and macro investment strategies. He also leads Longboard's macro investment committee and serves as a Portfolio Manager for all Longboard Funds.

Eric Crittenden

Portfolio Manager. Mr. Crittenden is a Portfolio Manager of the Adviser. He has nearly two decades of experience in disciplined, rules-based investment strategies. Mr. Crittenden co-founded Longboard in 2010.

Curtis Christensen

Chief Compliance Officer. Mr. Christensen is the Chief Compliance Officer (“CCO”) of the Adviser and is responsible for the firms’ compliance program to ensure it meets all regulatory rules and requirements. He has been in the financial services industry for over twenty-two years and, prior to joining the Adviser, served as CCO of multiple firms in the broker-dealer, investment advisor and hedge fund industry. Other financial services roles have been on the branch manager and operations side.

Additional portfolio managers for the Funds include:

Sarah Baldwin

Portfolio Manager. Ms. Baldwin has experience in the managed futures industry, macro trading, and portfolio construction. She is a member of the Advisers executive management team. Prior to joining the Adviser, Ms. Baldwin worked on the discretionary and systematic trading desks at Graham Capital Management, a global hedge fund with more than $17 billion in assets under management.

Michael Striano

Portfolio Manager. Mr. Striano has nearly twenty-five years of managed futures industry experience. Before joining the Adviser, Mr. Striano was Senior Vice President of Operations for Chesapeake Capital Corporation, a global hedge fund with peak assets exceeding $2 billion.

The Investment Advisory Agreement

A copy of the proposed New Advisory Agreement is attached as Appendix A. Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with the Adviser. The New Advisory Agreement is identical to

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the Existing Advisory Agreement, except for date of execution, effectiveness and term. The following description is only a summary of the material terms of the Existing and New Advisory Agreements.

Under the terms of both the Existing Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive for the Longboard Managed Futures Strategy Fund a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 2.99% of the Fund’s average daily net assets on assets up to $250 million and 2.75% on assets between $250 million and $450 million, and 1.99% on assets greater than $450 million and for the Longboard Alternative Growth Fund the Adviser is entitled to receive a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 1.99% of the Fund’s average daily net assets. For such compensation, the Adviser, at its expense, continuously furnishes an investment program for the Fund, make investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Funds’ investment objective, policies, and restrictions and such policies as the Board may determine. Under the Existing Advisory Agreement, the aggregate fee paid to the Adviser before waivers or reimbursements for the Funds’ most recent fiscal year ended May 31, 2017 was $14,819,856 for the Longboard Managed Futures Strategy Fund and $401,617 for the Longboard Alternative Growth Fund.

Both the Existing Advisory Agreement and the New Advisory Agreement provide that the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in each Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Funds and, as such shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Funds, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.

Additionally, both the Existing Advisory Agreement and the New Advisory Agreement provide that the Adviser directly provides, subject to the supervision of the Board, the management and administrative services necessary for the operation of the Funds. These services include providing facilities for maintaining the Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the Funds’ records and the registration of the Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Board.

The New Advisory Agreement will become effective upon approval by the shareholders of the Funds. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board, including a majority of the Independent Trustees, at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Funds. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Funds. In addition, the New Advisory Agreement may be terminated on 60 days’ notice by the Adviser given to the Funds.

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The New Advisory Agreement, like the Existing Advisory Agreement, provides that the Funds’ adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

If the New Advisory Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including seeking shareholder approval of the New Advisory Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, or the possible liquidation of the Funds.

Evaluation by the Board of Trustees

At a meeting of the Board on April 24-25, 2018, the Board, including the Independent Trustees, met in person to consider the approval of the New Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser.

In advance of the April 24-25, 2018 meeting, the Board requested and received materials to assist them in considering the New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the New Advisory Agreement, a memorandum prepared by the Independent Trustee’s independent legal counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Funds. The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee, expense and performance information relating to the Funds) and other pertinent information. The Board also engaged in conversations directly with officers and other personnel of the Adviser at the April 24-25, 2018 meeting. Based on their evaluation of the information provided by the Adviser, in conjunction with information provided by the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the New Advisory Agreement with respect to the Funds. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the New Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by the Adviser to the Funds, the Board first discussed the Transaction and its effect on the Adviser. The Board also noted that it had just reviewed the Adviser and renewed the Existing Advisory Agreement at its last meeting in January 2018 and noted the Adviser’s representation that the only significant change between now and that approval was the impending departure of Mr. Crittenden, assuming completion of the Transaction. The Board then reviewed materials provided by the Adviser related to the Transaction as well as the New Advisory Agreement with the Trust. The Board also reviewed other materials provided by the Adviser, updated as necessary from its prior meeting in January where it renewed the Existing Advisory Agreement, including a description of the manner in which investment decisions will be made and executed and a review of the professional personnel that would perform services for the Funds, including the team of individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Funds. The Board noted that other than Eric Crittenden, none of the Adviser’s personnel would change, and that the investment process and day-to-day operations of the Funds would remain unchanged. The Board was advised by the Trust’s CCO that the Adviser had adequate compliance policies

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and procedures which, in his opinion, were reasonably designed to protect the Adviser and the Funds from violations of the federal securities laws. Additionally, the Board received satisfactory responses from representatives of the Adviser with respect to a series of important questions, including whether the Adviser was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Funds; and whether the Adviser has procedures in place to adequately allocate trades among its respective clients. The Board considered that, under the terms of the New Advisory Agreement, the Adviser, subject to the supervision of the Board, would continue to provide the Funds with investment advice and supervision and would continuously furnish an investment program for the Funds consistent with the investment objectives and policies of the Funds. The Board reviewed the descriptions provided by the Adviser of its practices for monitoring compliance with the Funds’ investment limitations, noting that the Adviser’s CCO will continually review the portfolio managers’ performance of their duties with respect to the Funds to ensure compliance under the Adviser’s compliance program. The Board then reviewed the capitalization of the Adviser based on financial information and other materials provided by the Adviser and discussed such materials with the Adviser. The Board concluded that the Adviser was sufficiently well-capitalized in order for the Adviser to meet its obligations to the Funds. The Board also concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser after the Transaction were satisfactory. The Board concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Funds under the Existing Advisory Agreement and did not expect them to change under the New Advisory Agreement.

Performance.  The Board discussed the reports prepared by Morningstar and reviewed the performance of each of the Funds as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended December 31, 2017. The Board noted that the Longboard Managed Futures Fund was among the top performing managed futures funds outperforming its peer group, benchmark and Morningstar category for the one year, three year, five year and since inception periods. The Board also noted that the Adviser did not intend to make adjustments to the strategy or investment process and that the Adviser will continue to adhere to its trend following model. After further discussion, the Board concluded that overall, the Longboard Managed Futures Fund's past performance was satisfactory and in-line with its investment objective.

The Board also discussed the reports prepared by Morningstar and reviewed the performance of the Longboard Alternative Growth Fund as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended December 31, 2017, noting that the Longboard Alternative Growth Fund underperformed its benchmark, the S&P 500 Total Return Index (the “S&P 500”), yet handily outperformed its peer group and Morningstar category medians for the one year and since inception periods. The Board recapped earlier discussions with the Adviser noting that the Longboard Alternative Growth Fund was taking on a higher amount of risk than its peers in exchange for a greater return. The Board further noted that the Adviser did not intend to make adjustments to the strategy or investment process and that the Adviser will continue to adhere to its trend following model. After further discussion, the Board concluded that overall, the Longboard Alternative Growth Fund’s past performance was satisfactory and in-line with its investment objective.

Fees and Expenses. As to the costs of the services to be provided by the Adviser, the Board reviewed and discussed each of the Funds’ unitary fee and overall expenses as compared to its peer group and Morningstar category as presented in the Morningstar Report. The Board reviewed the contractual arrangements for each of the Funds, noting that the New Advisory Agreement, like the Existing Advisory Agreement, has a unitary fee out of which the Adviser pays substantially all expenses of each of the Funds, including transfer agency, custody, fund administration, legal, audit and other services, but not interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each of the Funds’ business. The Board also noted that the New Advisory Agreement, like the Existing Advisory Agreement, provides for a breakpoint for the Longboard Managed Futures Fund unitary fee so that the fee decreases to 2.75% on asset levels above $250 million and the Board noted that the Longboard Managed Futures Fund had reached the breakpoint. The Board also noted that the Adviser was proposing an additional breakpoint, to be effective May 15, 2018, on assets above $450 million of 1.99%, applicable to both the Existing Advisory Agreement and New Advisory Agreement. With respect to the Longboard Alternative Growth Fund, the Board noted that, effective October 1, 2017, the Adviser had lowered its unitary fee

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from 2.99% to 1.99%. Because of the unitary fee structure of each of the Funds, the Board noted the difficulty when looking for comparable funds. In addition to the Board’s evaluation of the advisory fee, the Board also looked at the all in cost of managing the investment strategy for each of the Funds and found that total operating expenses, exclusive of certain fees, were capped at 2.99% for the Longboard Managed Futures Fund and 1.99% for the Longboard Alternative Growth Fund as compared to many of their peers which carried significantly higher total operating expenses. The Board concluded that based on the Adviser’s experience and expertise as well as the services provided to each of the Funds, the unitary advisory fees charged by the Adviser were not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Funds based on profitability reports and analyses reviewed by the Board, the selected financial information of the Adviser provided by the Adviser and the Adviser’s representation that it did not expect any material changes to the firm’s profitability post-Transaction. After review and discussion, the Board concluded that based on the services provided or paid for by the Adviser, the current assets of each Fund and the built in breakpoints, profits from the Adviser’s relationship with the each of the Funds were not excessive.

Economies of Scale. As to the extent to which each of the Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Longboard Managed Futures Fund and noted that they had already approved a breakpoint reduction in fees for assets above $250 million and that the Adviser was now proposing an additional breakpoint, effective, May 15, 2018, on assets greater than $450 million. The Board noted that shareholders were already getting the benefit of the first breakpoint but that total Fund assets for the Longboard Managed Futures Fund were slightly below the threshold for the proposed second breakpoint. The Board also discussed the current size of the Longboard Alternative Growth Fund, along with the Adviser’s expectations for growth, and concluded that any further material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined with respect to each Fund separately that (a) the terms of the New Advisory Agreement are reasonable; (b) the investment advisory fees payable pursuant to the New Advisory Agreement are reasonable; and (c) the New Advisory Agreement is in the best interests of the applicable Fund and its shareholders.

Accordingly, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved both the New Advisory Agreement and voted to recommend the New Advisory Agreement to shareholders for approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied. Mr. Crittenden received cash compensation in exchange for his interests in the Adviser in connection with the Transaction.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

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Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

Board Consideration of Section 15(f) of the 1940 Act. In connection with its approval of the Proxy Statement, the Board also determined that the conditions of Section 15(f) of the 1940 Act were applicable to the Transaction. The Board reviewed the conditions of Section 15(f) and determined that the following conditions would be complied with after the Transaction is approved by shareholders: first, for a period of three years after closing of the Transaction, at least 75% of the Board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the Adviser; and, second, an “unfair burden” must not be imposed upon the Funds or the shareholders as a result of the Transaction or any express or implied terms, conditions or understandings applicable thereto. The Board considered that, consistent with the first condition of Section 15(f), the Board was aware of any plans to alter the structure of the Board following the Transaction. Further, the Board committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the Transaction. With respect to the second condition, the Board considered that the New Advisory Agreement and Existing Advisory Agreement are identical in all respects except for the date of execution, effectiveness and term and that the portfolio managers and service providers for the Funds will all remain the same. Additionally, the Board noted that the Adviser has agreed to bear all of the costs associated with the Transaction and, therefore, shareholders of the Funds would not bear any such costs. Finally, the Board noted that the Adviser did not and would not receive any fees from the Funds except for advisory services. Accordingly the Board concluded that the Transaction does not impose an unfair burden on the Funds or their shareholders.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote “FOR” approval of the New Advisory Agreement.

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OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a diversified series of the Northern Lights Fund Trust II, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, NE 68130. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Adviser currently serves as the Funds’ investment adviser.

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC, provides the Funds with transfer agent, accounting and administrative services.

The most recent annual report of the Funds, including audited financial statements for the fiscal year ended May 31, 2017, has been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Funds at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-855-294-7540 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were 37,366,089.014 shares of beneficial interest of the Longboard Managed Futures Strategy Fund issued and outstanding. There were 4,475,199.999 of Class A shares outstanding and 32,890,889.015 of Class I shares outstanding of the Longboard Managed Futures Strategy Fund. As of the Record Date, there were 946,199.424 shares of beneficial interest of the Longboard Alternative Growth Fund issued and outstanding. There were 42,704.263 of Class A shares outstanding and 903,495.161 of Class I shares outstanding of the Longboard Alternative Growth Fund.

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of each Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

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Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of each Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund.

The record owners of more than 5% of the outstanding shares of the Longboard Managed Futures Strategy Fund as of the record date (May 10, 2018) are listed in the following table.

Name of Shareholder	% Of Share Class Owned

Class A Shares
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	70.38%
Class I Shares
UBS FINANCIAL SERVICES INC. FBO/UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	21.64%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	21.52%

The record owners of more than 5% of the outstanding shares of the Longboard Alternative Growth Fund as of the record date (May 10, 2018) are listed in the following table.

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Name of Shareholder	% Of Share Class Owned

Class A Shares
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	6.28%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	18.54%
STIFEL NICOLAUS & CO INC/A/C 6875-6396 JOHN CLARKE IRA 501 NORTH BROADWAY ST LOUIS MO 63102	5.47%
STIFEL NICOLAUS & CO INC/A/C 4165-2490 JANICE L WOLFE IRA 501 NORTH BROADWAY ST LOUIS MO 63102	10.47%
STIFEL BANK & TRUST AS AGENT/MARK AND TAMARA LITMAN TTEES LITMAN FAM TR DTD 12/04/92 4607 LAKEVIEW CANYON RD STE 564 WESTLAKE VLG CA 91361-4028	6.07%
Class I Shares
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	31.52%

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Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Funds as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Funds.

As of the Record Date, May 10, 2018, the Trustees and officers, as a group, owned less than 1.00% of the Funds’ outstanding shares. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser or its parents or subsidiaries of either since, or any of their respective affiliates.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian Nielsen, Northern Lights Fund Trust II, 17605 Wright Street, Omaha, NE 68130.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC (“AST”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST are approximately between $83,692 and $106,663. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Longboard Managed Futures Strategy Fund and Longboard Alternative Growth Fund c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-877-283-0320 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

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PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Funds if you wish to receive a separate copy of the Proxy Statement, and the Funds will promptly mail a copy to you. You may also call or write to the Funds if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Funds at1-855-294-7540, or write the Funds at 17605 Wright Street, Suite 2, Omaha, NE 68130.

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EXHIBITS:

Appendix A

New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

LONGBOARD ASSET MANAGEMENT, LP

AGREEMENT, made as of [DATE OF SHAREHOLDER MEETING] between NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the "Trust"), and LONGBOARD ASSET MANAGEMENT, LP, a limited partnership organized and existing under the laws of the State of Delaware (the "Adviser"), located at 2355 E. Camelback Road, Suite 750, Phoenix, AZ 85016.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker

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or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

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1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under Investment Company Act of 1940, as amended (the “Act”); and all other operating expenses not specifically assumed by the Fund.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall pay all brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the Act.

The Adviser may obtain reimbursement from the Fund, at such time or times as it may determine in its sole discretion, for any of the expenses advanced by the Adviser, which the Fund is obligated to pay,

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and such reimbursement shall not be considered to be part of the Adviser’s compensation pursuant to this Agreement.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

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8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by

23

which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other

24

Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

25

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By:

Name: Kevin Wolf

Title: President

LONGBOARD ASSET MANAGEMENT, LP

By:

Name: Cole Wilcox

Title: Managing Partner

26

NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF A FUND
Longboard Managed Futures Strategy Fund Longboard Alternative Growth Fund	2.99% on assets up to $250 million 2.75% on assets between $250 million and $450 million 1.99% on assets greater than $450 million 1.99% of Fund Assets

27

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

LONGBOARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free 1-877-283-0320 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 〉 **12345678910**

LONGBOARD MANAGED FUTURES STRATEGY FUND

A SERIES OF NORTHERN LIGHTS FUND TRUST II

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Allyson Stewart and Richard Malinowski each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of the Shareholders (the "Meeting") of the fund listed above (the "Fund"), a series of the Northern Lights Funds Trust II (the "Trust"), to be held at the offices of Gemini Fund Services LLC, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on July 25, 2018 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-283-0320**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 25, 2018. The proxy statement for this meeting is available at www.proxyonline.com/docs/longboard.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

LONGBOARD MANAGED FUTURES STRATEGY FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement by and between the Trust and Longboard Asset Management, LP, the investment adviser to the Fund. No fee increase is proposed.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

LONGBOARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free 1-877-283-0320 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 〉 **12345678910**

LONGBOARD ALTERNATIVE GROWTH FUND

A SERIES OF NORTHERN LIGHTS FUND TRUST II

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Allyson Stewart and Richard Malinowski each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of the Shareholders (the "Meeting") of the fund listed above (the "Fund"), a series of the Northern Lights Funds Trust II (the "Trust"), to be held at the offices of Gemini Fund Services LLC, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on July 25, 2018 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-283-0320**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 25, 2018. The proxy statement for this meeting is available at www.proxyonline.com/docs/longboard.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

LONGBOARD ALTERNATIVE GROWTH FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement by and between the Trust and Longboard Asset Management, LP, the investment adviser to the Fund. No fee increase is proposed.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]